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PLEASE SEE RESTRICTIVE LEGEND ON REVERSE SIDE HEREOF

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            [EAGLE LOGO]
          NUMBER                                                                                                        SHARES

                                                     ENDOCARDIAL SOLUTIONS, INC.


     THIS CERTIFIES THAT_______________________________________________________________________________________IS THE OWNER AND

     REGISTERED HOLDER OF_____________________________________________________________________________________________SHARES OF

                      fully paid and nonassessable shares of Common Stock,
                      $.01 par value per share, of Endocardial Solutions, Inc.
     TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON
     SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
                              IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY
                              AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION
                              THIS ________________________________________ DAY OF ______________________________, 19 ________.

                              ________________________________________________   _____________________________________________
                                                  SECRETARY                                         PRESIDENT
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A full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said corporation to any stockholder upon request and without charge.









FOR VALUE RECEIVED__________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

________________________________________________________________________________

__________________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

_________________________________________________________________ATTORNEY TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED   ________________________, 19 _______      ______________________________

IN PRESENCE OF _________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.